UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 6, 1998(February 19,1998)

                                    333-03344
                            (Commission File Number)

                             SUSA Partnership, L.P.
             (Exact name of registrant as specified in its charter)


            Tennessee                                     62-1554135
-------------------------------------        -----------------------------------
   State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization                    Identification Number)

       10440 Little Patuxent Parkway, Columbia, Maryland             21044
----------------------------------------------------------      ----------------
           (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (410) 730-9500

 Item 2: Acquisition or Disposition of Assets

SUSA Partnership. L.P. (the "Company"), a limited partnership controlled by Storage USA, Inc. (the "REIT"), consummated during the period February 19, 1998 through February 24, 1998, the acquisition of five self-storage facilities (the "Acquired Facilities"). The Acquired Facilities contain approximately 255,648 square feet, are located in two states and were purchased for approximately $12,700,000 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations and borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following  provides certain additional  information  concerning the Acquired
Facilities:

Location                     Seller                                                Date of Acquisition
--------                     ------                                                -------------------
Collierville, TN             Collierville Mini Storage, L.L.C.                                 2/19/98
Cordova, TN                  Cordova Mini Storage, L.L.C.                                      2/19/98
Cordova, TN                  Cordova Villiage Mini Storage, L.L.C.                             2/19/98
Memphis, TN                  Germantown Parkway Mini Storage, L.L.C.                           2/19/98
Las Vegas, NV                BHP Investors, A limited Liability Company                        2/24/98

In addition,  the Company has two facilities  under  contract (the  "Acquisition
Facilities") with an anticipated closing date of March 10, 1998. These facilities, containing approximately 129,502 square feet, are located in Maryland and have an estimated cost of $10,250,000. The following provides certain additional information concerning the two pending acquisitions:

                                                                           Date of Anticipated
Location                     Seller                                                Acquisition
--------                     ------                                                -----------
Germantown, MD               Wisteria Storage Limited Partnership                      3/10/98
Columbia, MD                 Columbia Vault Limited Partnership                        3/10/98

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

The following unaudited data related to the Acquired and Acquisition Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:

                                    Square      Rent per          Economic       Physical      Total       Contract
           Location                  Feet      Square Foot       Occupancy      Occupancy      Units         Price
           --------                  ----     -------------      ---------      ---------      -----         -----
Acquired Facilities:
Collierville, TN                     27,283           $8.18            64%           95%        245         $850,000
Cordova, TN                          72,020           $8.13            78%           99%        622       $3,650,000
Cordova, TN                          53,270           $8.11            78%           98%        404       $2,800,000
Memphis, TN                          54,425           $7.58            69%           94%        398       $2,500,000
Las Vegas, NV                        48,650           $9.02            87%           93%        539       $2,900,000
                               --------------------------------------------------------------------------------------
Total Acquired Facilities           255,648                                                   2,208      $12,700,000
                               =============                                             ============================



                                    Square      Rent per          Economic       Physical      Total       Contract
           Location                  Feet      Square Foot       Occupancy      Occupancy      Units         Price
           --------                  ----     -------------      ---------      ---------      -----         -----
Acquisition Facilities:
Germantown, MD                       64,897          $13.85            82%           87%        876       $5,500,000
Columbia, MD                         64,605          $13.42            90%           91%        630       $4,750,000
                               --------------------------------------------------------------------------------------
Total Acquisition Facilities        129,502                                                   1,506      $10,250,000
                               =============                                             ============================


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

Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment within 60 days of the date of filing of this Report.

(b)      Pro Forma Financial Information

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment within 60 days of the date of filing of this Report.




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DATED:  March 6, 1998

                                   SUSA PARTNERSHIP, L.P.
                                   By STORAGE USA, INC.,
                                   General Partner

                                   By: /s/ Dennis A. Reeve
                                      ---------------------------
                                   Dennis A. Reeve
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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